Exhibit 99.2

Legal Notice Investors@AVANGRID.com FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s,)” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),”“assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on our business, results of operations or financial condition. Such statements are based upon the current reasonable beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on form 10-Q for the six months ended June 30, 2018, which are on file with the Securities and Exchange Commission (SEC) and available on our investor relations website at www.Avangrid.com and on the SEC website at www.sec.gov. Additional information will also be set forth in subsequent filings with the SEC. You should consider these factors carefully in evaluating for-ward looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About AVANGRID AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $32 billion in assets and operations in 24 U.S. states. AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving 3.2 million customers in New York and New England. Avangrid Renewables owns and operates 7.1 gigawatts of electricity capacity, primarily through wind power, with a presence in 22 states across the United States. AVANGRID employs approximately 6,500 people. AVANGRID supports the U.N.’s Sustainable Development Goals, received a Climate Development Project climate score of “A-,” the top score received in the utilities sector, and has been recognized for two consecutive years by Ethical Boardroom as the North American utility with the “best corporate governance practices.” For more information, visit www.avangrid.com.

Legal Notice Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, AVANGRID considers certain non-GAAP financial measures that are not prepared in accordance with U.S. GAAP, including adjusted net income, adjusted EPS, adjusted gross margin and adjusted EBITDA. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries because it eliminates the impact of financing and certain non-cash charges as well as allow for an evaluation of AVANGRID with a focus on the performance of its core operations. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance.   We provide adjusted net income and adjusted earnings per share, which are adjusted to reflect the effect of mark-to-market changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, adjustments for the non-core Gas Storage business including certain losses related to its sale, restructuring charges primarily associated with reorganizing to better align our people resources with business demands and priorities as part of the Forward 2020+ program, income from cash collateral released in excess of outstanding receivables from a bankruptcy proceeding authorization with a Renewables customer regarding two power purchase agreements and   impact  from measurement of deferred income tax balances as a result of the Tax Act enacted by the U.S. federal government on December 22, 2017. We define adjusted EBITDA as net income attributable to AVANGRID, adding back income tax expense, depreciation, amortization, impairment of non-current assets and interest expense, net of capitalization, and then subtracting other income and earnings from equity method investments. We also define adjusted gross margin as adjusted EBITDA adding back operations and maintenance and taxes other than income taxes and then subtracting transmission wheeling. The most directly comparable U.S. GAAP measure to adjusted EBITDA and adjusted gross margin is net income. We believe that presenting these non-GAAP financial measures is useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results.  The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also provide adjusted EPS, which is adjusted net income converted to an earnings per share amount.   The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP.

James Torgerson 3Q & 9M 2018 Highlights James Torgerson

Highlights

3Q '18 Net Income $125M, $0.40/share
9M '18 Net Income $476M, $1.54/share

3Q '18 Adjusted Net Income $139M, $0.45/share(1)
9M '18 Adjusted Net Income $511M, $1.65/share(1)

3Q'18 Financials

- 3Q'18 EPS +27% yoy & 3Q'18 Adj. EPS + 11% yoy
- 9M'18 EPS +4% yoy & 9M'18 Adj. EPS + 3% yoy
- Dividend increase in 3rd quarter to $0.440/share, paid on October 1st

Implementing our Strategies

- **~970** MW onshore wind under construction
- Filed rate case for CMP; Expect to file for NY companies in 1H '19
- Moving forward with CNG & BGC rate cases; Expect approval of CNG mid-December
- New rate years for UI, SCG, & NY companies in '18

Advancing Large Projects

- Making progress on key approvals for Vineyard Wind(2) offshore wind project
  - Executed 20-year contracts & filed with MA PUC on August 1
- Advancing NECEC transmission project
  - FERC Approval received
  - Maine Certificate of Public Convenience & Necessity in process

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) AVANGRID's 50/50 Partnership with Copenhagen Infrastructure Partners.

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11% +27% Earnings Results 3Q ’18 & 9M ’18 Amounts may not add due to rounding. See Appendix for reconciliation of adjusted EPS to EPS. 3Q ’18 & 9M ’18 EPS Includes: 3Q ’17 3Q ’17 +4% 3Q ’18 9M ’17 9M ’18 EPS +3% 3Q ’18 9M ’17 9M ’18 Adjusted EPS(1) 2 months of the gas trading & 4 months of the gas storage businesses Renewables MtM Restructuring & other + Networks rate plans - Impacts of Networks minor storms & lower capitalized labor + New MW in production in late ’17 & improved production at existing projects (although below expectations), sale of FES claim & transmission queue position - 1H ’18 Renewables project start up & transmission issues Key drivers 9M ’18 year-over-year comparison

Earnings Guidance

Re-affirming ’18 Outlook[1] as of October 23, 2018

EPS	**$2.16 - $2.46**	**Adjusted EPS[2]**	**$2.22 - $2.50**

Guiding to lower part of range for ’18 due to:

- Impacts related to storms, including lower capitalizations of overheads, interest & labor vs. forecast
- Delay in NY earnings adjustment mechanism (EAM)
- Start up issues & transmission outages at new wind farms
- Low wind performance
- Higher Corporate expenses related to tax & audit

Risks &/or Opportunities

- Best practices & operating efficiencies
- Wind performance
- Timing of capital spending
- Weather/storms
- Sale of renewables development projects
- Taxes & regulatory

Re-affirming ’16-’20 & ’16-’22 EPS & Adjusted EPS[2] CAGR of ~8-10%[1]

(1) As of February 20, 2018 (does not include Vineyard Wind, NECEC or the Networks Resiliency Program (except for AMI)).

(2) See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income and EPS. Management uses adjusted EPS in determining its outlook.

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AVANGRID Operations Renewables has ~1 GW Under Construction Renewables Update Karankawa #1 (TX): 202 MW COD Late ’19 Karankawa #2 (TX): 86 MW COD Late ’19 Patriot Wind (TX): 226 MW COD Mid ’19 Otter Creek (IL): 158 MW COD Late ’19 Coyote Ridge (SD): 97 MW COD Late ’19 Montague (OR): 201 MW COD Late ’19 In Construction (970 MW)

Renewables Update 2,744 MW in ’17-’22 Outlook 600 MW COD in ’17 & ’18 (Including Wy’East Solar 10 MW COD September 7, 2018) ~970 MW Under Construction (COD ’19) ~263 MW with Contracts (COD ’20) Secured 67% of ’22 Long Term Outlook Target (1,833 MW of 2,744 MW) Secured 94% of ’20 Target (1,833 MW of 1,944 MW) 6.6 GW Installed Capacity Increased onshore pipeline from 8 to 9.7 GW Total ~13.7 GW Pipeline, including ~4 GW Offshore Wind = 1,833 (67%) of ’22 Target SECURED

Vineyard Wind Project

Vineyard Wind 800 MW Project[1] - the Largest U.S. Offshore Wind Project

VINEYARD WIND

PROJECT HIGHLIGHTS

50/50 Partnership with Copenhagen Infrastructure Partners (CIP)

Phase 1:	400 MW COD '21 $74/Mwh (annual esc. 2.5%)
Phase 2:	400 MW COD '22 $65/Mwh (annual esc. 2.5%)

Eligible for ITC & capacity payments[2]

Utilizing existing, proven technology in similar geographic conditions to European offshore

Significant, proven European offshore experience with Iberdrola affiliates and CIP on Vineyard Wind team

- ✓ **First U.S. Offshore Wind farm to apply for the Bureau of Ocean Energy Management (BOEM) Construction & Operation Plan (COP)**
- ✓ **BOEM approval timeframe allows for ITC qualification '21 & '22**

(1) Not included in our Long Term Outlook as of February 20, 2018
(2) NCF ~50%, based on assumptions, subject to confirming assumptions on turbine model, layout and wind profile.

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Offshore Wind Update

Vineyard Wind 800 MW Project **on Target** with Timeline & Expectations

VINEYARD WIND

UPDATES

- ✓ **BOEM & State Task Forces meet with stakeholders, conduct environmental studies from '09-'15**
- ✓ **Vineyard Wind secures Offshore Wind Lease from BOEM in '15**
- ✓ ***Energy Diversity Act*** - Section 83C of Chapter 188 of the Acts of 2016 requires 1,600 MW of offshore wind for MA by **'27**(1)
- ✓ Avangrid partners with Copenhagen Infrastructure Partners (CIP) 50/50 in **May '17**
- ✓ Vineyard Wind awarded RFP with MA Electric Distribution Companies (EDCs) **May '18** for 800 MW; filed executed contracts with MA Department of Public Utilities **August '18**
- ✓ Filed for key state & Federal approvals in **'17** (including BOEM's SAP & COP)
- ✓ Filed Supplemental Draft Environmental Impact Report to the Massachusetts Environmental Policy Act Office (MEPA) **September '18**; deemed compliant with MEPA – can now submit Final EIR
- ✓ Executed Host Community Agreement in **October '18** with Town of Barnstable (**gen-tie landing point & on-shore substation**); Vineyard Wind has **two queue positions for 800 MW each**
- ✓ **Signed lease October '18** for New Bedford Marine terminal starting **December 1, 2020**
- ✓ Procurement process underway – first selection will be for **WTGs this fall**
- ✓ **Expect receipt of all approvals in '19**

(1) *MA also passed a bill requesting that the DOER to undertake a cost benefit analysis to procure an additional 1,600 MW of offshore wind to be operational by 2035.*

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Vineyard Wind Approvals & Permitting On Track

KEY Vineyard Wind Approvals	Filing Status		Expected Completion	
Federal: BOEM				
Site Assessment Plan (SAP)	Filed March '17	✓	Approved May '18	✓
Construction & Operation Plan (COP)	Filed Dec '17	✓	**COP Completeness & Sufficiency Review Completed** Anticipate Fall '19 Record of Decision	
	Environmental Impact Study (EIS) Notice of Intent March '18	✓	**30-day Comment Period Expired** Expect: Draft Fall '18 Final Spring '19	
State (for MA RFP):				
MA DPUC Approval of Contract with EDCs	Filed July '18	✓	Expected Spring '19	
MA Environmental Policy Act (MEPA)	Environmental Notification Filed Dec '17	✓	Certificate Issued Feb '18	✓
	Environmental Impact Report (EIR):Draft April '18; **Supplemental Draft filed Sept '18**	✓	**Supplementary EIR Deemed Compliant** Final Pending	
	Final EIR		Expected Spring '19	
MA Energy Facilities Siting Board (EFSB)	Filings in Dec '17 & Feb '18	✓	Expected Spring '19	

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Offshore Wind – Additional Opportunities U.S. Offshore Wind Pipeline ~25 GW(1) Multiple U.S. offshore wind RFPs anticipated in Northeast lead to further potential opportunities for Vineyard Wind State Targets (MW) Selections to Date New RFPs MA 1,600 by ’27 1,600 by ’35 MA I: 800 MW (Vineyard Wind May ’18) MA II: 800 MW expected in ’19 CT N/A CT I: 200 MW June ’18 CT II: Up to 12,000,000 MWh Zero Carbon (Vineyard Wind submitted proposals up to 800 MW) NY 2,400 MW by ’30 N/A NY I: expected Jan ’19 for 400-800 MW RI 1,000 MW by ’20 RI I: 400 MW May ’18 RI II: 400 MW In October ’18, the U.S. Secretary of the Interior Ryan Zinke announced that the BOEM would auction 3 additional offshore leases in MA on December 13, 2018, with a lease area of ~4.1 GW; 19 companies qualify to participate In April ’18 the BOEM also announced it was seeking interest in additional lease areas for offshore New York (1) US DOE Offshore Wind Technologies Report, August 2018.

Offshore Wind – Kitty Hawk Avangrid Renewables Kitty Hawk, NC Offshore Wind Lease 100% ownership 122,405 acres 24 nautical miles from shore Lease area has potential capacity of up to 2.5 GW Grid connection application at Virginia Beach for 3x800 MW submitted to PJM Project has secured a queue position for 2.4 GW in area where high demand is expected Virginia issued its ’18 Energy Plan, with an objective of deploying 2 GW of Offshore Wind by ’28 Expected timeframe as early as ’25

Networks Regulatory Highlights – Tax Reform Act NY NYSEG & RGE began crediting customers October 1, 2018 as required by NYPSC Order on August 9, 2018 ME Included in distribution tariffs effective July 1, 2018, along with recovery of deferred October ’17 storm restoration costs CT Proceedings in process MA All MA utilities ordered to return benefits to customers (utilities with pending rate cases, including BGC, may defer & reflect in tariffs) FERC New England Transmission Owner formula rate will automatically capture benefits (UI & CMP); NYSEG & RGE submitted proposed revisions to Transmission rates in May ’18

Networks Regulatory Highlights - Other ME MPUC Order found that the company acted reasonably in its preparation for & response to a major wind & rain storm in October 2017 CMP rate case filed October 15 for a 1-year revenue increase of $24M effective July 1, 2019 (expect 10 month time period), with no net increase in rates due to offset by tax reform liabilities Request includes 10% ROE/55% Equity, continued decoupling, & initial $16M capex/$5M vegetation for rate year related to Resiliency Program (expect to update during proceeding) CT CNG rate case settlement reached, for 3-year period, with 9.3% ROE/54-55% equity, continued decoupling Decision expected in December for new rates January 1 MA BGC filed rate case May 17, 2018 for rates effective April 1, 2019; settlement negotiations ongoing NY AMI & EAM settlement discussions, impacted by ongoing storm investigations, management audit, re-engaging in 4Q ’18 Expect to file rate case by May ’19

FERC ROE Update FERC issued order on October 16, 2018 regarding New England Transmission Owner ROE Complaints I-IV & methodology The new ROE approach is applied preliminarily (subject to change) to Complaint I, establishing a range of just & reasonable ROEs of 9.60% to 10.99% & setting a just & reasonable base ROE of 10.41% (vs. prior ROE of 10.57%) with a new ROE cap (including incentives) of 13.08%; Briefs on the new approach are due December 17 Benefit of higher ROE cap marginally outweighs lower base ROE ~64% of CMP-T & UI-T is currently capped at 11.74% (1) As of 12/31/2017. Transmission Rate Base($M) Currently Capped at 11.74%

1,200 MW Transmission project delivering Canadian hydro-power to Massachusetts EDCs $950 million capital cost(2) Timing & approval process on track with expectations Expect to begin construction in late ’19 with COD by year-end ’22 Already control 100% of rights of way 2/3 in existing transmission corridor 1/3 in industrial forest Expect all state permits by 1Q ’19 & final project approvals by YE ’19 NECEC Project NECEC Transmission Project(1) – Building the Grid of the Future Not included in our Long Term Outlook as of February 20, 2018 Excluding AFUDC. PROJECT HIGHLIGHTS

NECEC Project Updates

NECEC Project **on Target** with Timeline & Expectations

NEW ENGLAND CLEAN ENERGY CONNECT

UPDATES

- ✓ **Secured 100% of rights of way to the Canadian Border ('15-'18)**
- ✓ ***Energy Diversity Act*** - Section 83D of Chapter 188 of the Acts of **2016 requires** 9,450,000 MWh of clean energy generation for MA by **'27**
- ✓ Support received from over 90% of host communities **('17-'18)**
- ✓ **Filed all key approvals in '17 & '18**
- ✓ NECEC awarded RFP with MA EDCs **March '18**; filed executed contracts with MA Department of Public Utilities **July '18**
- ✓ Announced MOU for investment in western Maine conservation & nature-based tourism infrastructure with nonprofit Western Mountains and Rivers Corporation (**May '18**)
- ✓ MA PUC issues procedural order. Contracts expected to be approved by **2Q '19**
- ✓ Announced project will tunnel under Kennebec River & will file amendment to DEP application (**October '18**)
- ✓ **Received FERC Approval October '18**
- ✓ ME CPCN in-process: public meetings/hearings underway; MEPUC 'examiners' report' scheduled for **December 7, 2018**
- ✓ **Expect receipt of all project approvals by year-end '19**
- ✓ Procurement progressing on converter stations & other key equipment, within economic targets

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NECEC Approvals & Permitting On Track NECEC Filing Status Expected Completion MA PUC Approval of Contracts Filed July ’18 Mid ’19 FERC Approval Filed August ’18 October ’18 (Completed Early) ME PUC Certificate of Public Convenience & Necessity (CPCN) Filed September ’17 Early ’19 Maine DEP Approval Filed September ’17 Early – Mid ’19 Presidential Permit Filed July ’17 End of ’19 ISO-NE System Impact Study Filed April ’17 Study Started On Time in August Expect Completion Mid-End ’19 Army Corps of Engineers Environmental Assessment Filed September ’17 Mid ’19 Local/Municipal Construction Approvals Est. beginning in ’19 Timing as needed through construction period

Comprehensive resiliency plan to address the impact of storms on our infrastructure Capital costs of $2.0B:(only ~$500M in Long Term Outlook (AMI)) Operating expenses of ~$500M (vegetation management) Subject to Regulatory Approval Up to 10 year program Initial amounts included in October 15 CMP rate case filing in Maine & expect to update during proceeding Will include in next rate filings in New York in 1H ’19 Seeing support from local communities Networks Resiliency Program

On Target to Meet Expectations See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. As of February 20, 2018 (does not include Vineyard Wind, NECEC or the Networks Resiliency Program (excluding AMI)). Implementing our Strategies Advancing Projects Awarded in RFPs Fulfilling our commitment to increase the dividend Re-affirming ’18 EPS Outlook: EPS $2.16-$2.46 & Adjusted EPS(1) $2.22-$2.50 Guiding Adjusted EPS to lower part of range for ’18

James Torgerson 3Q & 9M 2018 Financial Results Doug Stuver

$0.32 $0.40 ($0.03) $0.01 $0.03 $0.07 Amounts may not add due to rounding. No Gas Trading business No Gas Storage business $1.48 $1.54 $0.01 $0.08 ($0.08) $0.05 2 months of Gas Trading business 4 months of Gas Storage business Results by Business 3Q ’18 EPS 9M ’18 EPS

$0.40 $0.45 ($0.03) $0.05 $0.03 3Q ’18 & 9M ’18 Adjusted EPS(1) improve year-over-year See Appendix for reconciliation of adjusted EPS to EPS. Amounts may not add due to rounding. Positive results are primarily driven by new installed capacity at Renewables, improved wind production (although below normal expectations), & Networks rate plans, reduced by storm-related costs & certain renewables start-up & transmission issues (now resolved), & lower capitalized labor $1.60 $1.65 $0.01 $0.11 ($0.06) 3Q ’18 Adjusted EPS(1) 9M ’18 Adjusted EPS(1) Results by Business

Net income $96M Net income $375M Adjusted Net Income(1) $96M Adjusted Net Income(1) $376M Adjusted Net Income ’18 vs ’17 -$9M (-9%) Adjusted Net Income ’18 vs ’17 +$2M (+1%) Adjusted EPS(1) $0.31 Adjusted EPS(1) $1.22 Adjusted EPS ’18 vs. ’17 -$0.03 Adjusted EPS ’18 vs. ’17 +$0.01 Rate increases +$0.06 Rate increases +$0.17 Non-deferrable storms, capitalized labor & related impacts -$0.03 Non-deferrable storms, capitalized labor & related impacts -$0.10 Depreciation & provisions -$0.03 Depreciation & provisions -$0.08 Earnings Sharing $0.00 Earnings Sharing +$0.03 Other -$0.03 Other -$0.01 See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Amounts may not add due to rounding. 3Q ’18 Results by Business - Networks New rates for NYSEG, RGE, UI & SCG are offset by non-deferrable minor storm costs & related impacts, higher depreciation & taxes (partially offset in Corporate). Positive earnings sharing impacts for the 9 month to day year-over-year reflects a ’17 earnings sharing charge. 9M ’18

Results by Business - Renewables

3Q '18	
Net income	$20M
Adjusted Net Income[1]	$33M
Adjusted Net Income '18 vs '17	+$15M (86%)
Adjusted EPS[1]	$0.11
Adjusted EPS '18 vs. '17	+$0.05
New Wind & Solar[2]	-$0.01
Existing Wind & Solar[2]	+$0.06
Sale of Projects in Development	+$0.01
Net PTC (New less Roll-Off)	-$0.02
Existing Wind – RECs	$0.00
Taxes & Other	+$0.01

9M '18	
Net income	$141M
Adjusted Net Income[1]	$147M
Adjusted Net Income '18 vs '17	+$33M (+29%)
Adjusted EPS[1]	$0.48
Adjusted Net Income '18 vs. '17	+$0.11
New Wind & Solar[2]	+$0.05
Existing Wind & Solar[2]	+$0.08
Sale of Projects in Development	+$0.01
Net PTC (New less Roll-Off)	+$0.01
Existing Wind – RECs	-$0.01
Taxes & Other	-$0.03

New Wind & Solar included the 590 MW that reached commercial operation in late '17, offset in the quarter-over-quarter comparison by the impact of depreciation & operating expenses in a traditionally low wind quarter.

Operating results improve at existing projects, including the benefit from the recognition of collateral & settlement of an FES claim.

3Q Sale of Projects in Development includes results of sale of a transmission queue position.

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) Includes the impact of depreciation and operating expenses
Amounts may not add due to rounding.

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Net income $10M Net income -$20M Adjusted Net Income(1) $10M Adjusted Net Income(1) -$13M Adjusted Net Income ’18 vs ’17 $9M (>100%) Adjusted Net Income ’18 vs ’17 -$19M(>100%) Adjusted EPS $0.03 Adjusted EPS -$0.04 Adjusted EPS ’18 vs. ’17 +$0.03 Adjusted Net Income ’18 vs. ’17 -$0.06 New LTD in November ’17 -$0.01 New LTD in November ’17 -$0.03 Intercompany Interest, net(2) $0.00 Intercompany Interest, net(2) -$0.02 Tax & Other +$0.04 Tax & Other -$0.01 See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Interest income from intercompany loan to Renewables and absence of intercompany interest from Gas Storage and Trading businesses in 2017. Management format Amounts may not add due to rounding. 3Q ’18 Results by Business - Corporate Finance expenses impact results with ’17 issuance of Green Bond & elimination of intercompany interest income from the Gas Storage & Trading businesses in ’18, offset by intercompany interest income from Renewables 3Q taxes impacted by annualized rate adjustments to balance segment income tax results with consolidated tax results. 9M ’18 Consolidated 9M ’18 ETR ~27.7%(3)

+1.2% 9M ’17 9M ’18 Year-over-year impacts largely reflect the addition of new projects in ’17 Capacity Factor(2)(3) Includes owned capacity and joint ventures. Average annual capacity factor based on wind production & capacity Includes owned capacity only. +1.3% 9M ’17 9M ’18 Wind Production GWh(3) Wind & Solar Installed Capacity (MW)(1) Montague 201 MW Karankawa 288 MW Patriot 226 MW Coyote Ridge 97 MW Otter Creek 158 MW Avg. Price(5) ($/MWh) +456 AVANGRID Renewables Metrics Amounts may not add due to rounding. Long Term Outlook(4) Average NCF Assumptions: New Wind ~40% Operating Wind ~32% Long Term Outlook(4) Average Pricing Assumptions: Merchant Wind ~$26/MWh RECs decline from $8-$11/MWh to $5/MWh PPA prices decline 13% to ~$48-$50/MWh from ’16 to ‘20-’22 MidCont South & Texas 30% 19% 23% 28% 9M ’18 West Northeast +13% +1% +25% +25% -1% As of February 20, 2018. Includes PPA, merchant (including JVs) and RECs.

AVANGRID Financial Strength Maintaining our strong balance sheet & cash flow Increased the Dividend Credit Metrics as of 9/30/2018(1) $0.44/quarter ($1.76 annually) Beginning with 3Q ’18 Target 65-75% See Appendix for Company definitions of metrics and reconciliation of adjusted EBITDA to net income, funds from operations (FFO) to net income and net debt to debt. Long term outlook 2016-2022, as of February 20, 2018. Increases in line with EPS growth & Payout target 2.9x 29% 29% Net Debt/ Adjusted EBITDA Net Leverage (é to 43% by ’22 in Long Term Outlook(2)) FFO/Debt DPS Pay-out é Dividends

Adjusted EPS excludes the Gas Storage & Trading businesses. See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income. Management uses adjusted EPS in determining its outlook. ’18 Guidance is Based on: AVANGRID Adjusted EPS(1) $2.22 - $2.50 ’18 Guidance is based on Adjusted EPS(1) AVANGRID EPS $2.16 - $2.46 Sale of Gas Trading March ’18 Sale of Gas Storage May ’18 Networks Renewables Corporate $1.68 - $1.76 $0.55 - $0.70 ($0.06) – $0.04 Gas Storage ($0.06) – ($0.03) Networks Renewables Corporate $1.68 - $1.76 $0.55 - $0.70 ($0.06) – $0.04 Re-affirming ’18 Outlook as of October 23, 2018 Guiding to lower part of range Adjusting Business Segment ’18 Outlooks

Appendix

Reconciliation AVANGRID 3Q ’18 Adjusted Net Income

Reconciliation AVANGRID 3Q ’17 Adjusted Net Income

Reconciliation AVANGRID 3Q ’18 & 3Q ’17 Adjusted EPS

Reconciliation – AVANGRID Net Debt

Reconciliation – AVANGRID FFO

AVANGRID Renewables Average Price PPA prices decrease Energy prices plus RECs for merchant increase Includes JVs. Includes RECs & hedges. PPA Avg. Price ($/MWh) 9M ’17 9M ’18 Merchant Avg. Price(1) ($/MWh) (3) Includes PPA, merchant & RECS. 9M ’17 9M ’18 +9% 9M ’17 9M ’18 Other (2) Energy Avg. Price(3) ($/MWh) +1% PPA Avg. Price ($/MWh) -3%

Avangrid Renewables Regional Data pp: percentage point Average annual capacity factor based on wind production & capacity. Excludes joint ventures. Includes PPAs, merchant and RECs, includes joint ventures. Amounts may not add due to rounding. Capacity Factor(1)(2) by Area 3Q ’18 vs. 3Q ’17 West 30.8% +8.3pp MidCont 24.5% +15.0pp Northeast 16.6% +10.4pp South/Texas 23.9% -4.6pp Wind Production by Area (GWh)(2) 3Q ’18 vs. 3Q ’17 West 1,250 +17% MidCont 763 +15% Northeast 475 +13% South/Texas 901 +17% TOTAL 3,389 +16% Avg. Price(3) Var% vs. 3Q’17 West -4% -$2.43/MWh MidCont -8% -$2.75/MWh Northeast -12% -$7.92/MWh South/ Texas +30% +13.79/MWh Capacity Factor(1)(2) by Area 9M ’18 vs. 9M ’17 West 30.4% +15.8pp MidCont 30.9% +0.6pp Northeast 26.6% -3.4pp South/Texas 32.3% +1.9pp Wind Production by Area (GWh) (2) 9M ’18 vs. 9M ’17 West 3,660 +25% MidCont 2,858 +1% Northeast 2,263 -1% South/Texas 3,448 +25% TOTAL 12,229 +13% Avg. Price(3) Var% vs. 9M ’17 West -1% -$0.80/MWh MidCont +1% +$0.25/MWh Northeast -6% -$3.56/MWh South/ Texas +7% +$3.24/MWh

As of February 20, 2018. Project ~MW PPA Counterparty / Other COD COD (600 MW) Gala Solar (OR) 56 Large C&I ’17 Deerfield (VT) 30 Green Mtn. Power ’17 Tule I (CA) 131 Southern CA Edison ’17 El Cabo (NM) 298 Southern CA Edison ’17 Twin Buttes II (CO) 75 Tri-State Generation ’17 Wy’East Solar (OR) 10 PGE ’18 In Construction (~970 MW) Montague (OR) 201 Large C&I Late ’19 Karankawa #1 (TX) 202 Austin Energy Late ’19 Karankawa #2 (TX) 86 Major Footwear & Apparel Company Late ’19 Coyote Ridge (SD) 97 Google, Inc. Late ’19 Otter Creek (IL) 158 Large C&I Late ’19 Patriot Wind Project (TX) 226 Project with 12-year Hedge (Developed by NRG) Mid ’19 Additional Contracts (~263 MW) Tatanka Ridge (SD) 97 Google, Inc. Late ’20 La Joya (NM) 166 Public Service of New Mexico Late ’20 Long Term Outlook ’16-’22(1) includes 2,744 MW new wind & solar 1,570 MW Completed or In Construction ~1,833 MW Completed, In Construction or with Contracts (~67%) Secured Safe Harbor for: 100% PTCs up to 2 GW 80% PTCs for > 0.5 GW Projects in Long Term Outlook(1) NEW in 2018